                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                    May 18, 1999

                          Commission File Number: 0-22281

                                    SCOOP, INC.

               (Exact name of Registrant as specified in its charter)

             Delaware                              33-0726608
   (State or other jurisdiction of           (I.R.S. Employer ID No.)
    incorporation or organization)

                         1800 Century Park East, Suite 600
                                  Los Angeles, CA
                                       90067
                      (Address of principal executive offices)
                                     (Zip Code)

                                   (949) 225-6000
                (Registrant's telephone number, including area code)


           (Former name or former address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

               Scoop, Inc. has filed with the United States Bankruptcy Court for the Central District of California its monthly operating reports for the months ended November 30, 1998, December 31, 1998, January 31, 1999, February 28, 1999 and March 31, 1999.
               A copy of these operating reports are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.


Item 7.  Exhibits

EXHIBIT

Exhibit 99.1 -- Monthly operating report for the month ended November 30, 1998
Exhibit 99.2 -- Monthly operating report for the month ended December 31,
                1998
Exhibit 99.3 -- Monthly operating report for the month ended January 31, 1999
Exhibit 99.4 -- Monthly operating report for the month ended February 28, 1999
Exhibit 99.5 -- Monthly operating report for the month ended March 31, 1999




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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SCOOP, INC.

Date: May 18, 1999
                              /s/  Rand Bleimeister
                              --------------------------------
                              Rand Bleimeister
                              Chief Executive Officer, President
                              Chief Financial Officer and Chairman of the Board

                              /s/ Kristy Allan
                              ---------------------------------
                              Kristy Allan
                                Principal Accounting Officer




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                                 EXHIBIT INDEX

EXHIBIT                                                             PAGE
-------                                                             ----
Exhibit 99.1 -- Monthly operating report for the month ended
                  November 30, 1998
Exhibit 99.2 -- Monthly operating report for the month ended
                  December 31, 1998
Exhibit 99.3 -- Monthly operating report for the month ended
                  January 31, 1999
Exhibit 99.4 -- Monthly operating report for the month ended
                  February 28, 1999
Exhibit 99.5 -- Monthly operating report for the month ended
                  March 31, 1999